VERTEXSM INTERNATIONAL FUND

                      Supplement to the Current Prospectus

The description of portfolio managers under the "Portfolio Managers" section for Vertex International Fund is hereby restated as follows:

The fund is managed by a committee of investment research analysts under the general supervision of David R. Mannheim. Mr. Mannheim is a Senior Vice President of MFS and the Director of Core Portfolio Management. Mr. Mannheim has been employed in the investment management area of MFS since 1988 and has provided general supervision of this fund since December 29, 2000.


                   The date of this Supplement is June 7, 2002